SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

  February 6, 2007

Date of Report

  Sept. 9, 2006

(Date of earliest event reported)

LEARNING QUEST TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51081	88-0485183

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1065 West 1150 South, Provo, UT 84601

(Address of principal executive offices, including zip code)

801-358-8591

(Registrant’s telephone number, including area code)

___________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

On Sept. 9, 2006, the Company issued 17,802,000 shares of restricted common stock to Fred L. Hall, the Company’s sole officer and director in exchange for $17,811 cash.  The securities were sold in a private transaction and issued in reliance of the exemption provided by Section 4(2) of the Securities Act of 1933.  The transaction did not involve any public offering or broker and no commissions were paid on the transaction.

As a result of the share issuance, the Company now has 50,000,000 total shares issued and outstanding of which Fred L. Hall owns a total of 43,000,000 shares which represents 86% of the total issued and outstanding.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEARNING QUEST TECHNOLOGIES, INC.

DATE:  February 6, 2007

By:/s/ Fred Hall

Fred Hall

Chief Executive Officer